Legend Oil and Gas, Ltd. 8-K

Exhibit 10.1

ADDENDUM TO

SECURITIES PURCHASE AGREEMENT

This Addendum to Securities Purchase Agreement (this “Addendum”) is dated as of October 27, 2016, between Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) and is an addendum to that certain Securities Purchase Agreement among the Company and the Purchasers, dated September 30, 2016 (the “Agreement”). Any capitalized terms used but not defined in this Addendum have the meanings ascribed to such terms in the Agreement.

WHEREAS, pursuant to the terms of the Agreement, the Company sold to the Purchasers, and the Purchasers purchased from the Company, an aggregate of $1,150,000 in principal amount of Debentures corresponding to a subscription amount of $1,150,000 (the “Original Debenture Amount”);

WHEREAS, the Agreement contemplates that the Original Debenture Amount may be increased up to an aggregate limit of $2,000,000; and

WHEREAS, the Company and the Purchasers desire to increase the aggregate principal amount of Debentures by an additional $300,000, for a current total of $1,450,000.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Addendum, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.

Effective as of the date hereof, the aggregate principal amount of Debentures be, and it hereby is, increased from $1,150,000 to a current total of $1,450,000. Concurrent with the execution of this Addendum, the Company is delivering to the Purchasers a Debenture in the amount of $300,000 (the “October 27 Debenture”).

2.

For the avoidance of doubt, the October 27 Debenture, and the increased aggregate principal amount of Debentures outstanding under the Agreement, as described in this Addendum, are hereby incorporated into the Agreement. All obligations existing under that certain Security Agreement by and among the Company, the Guarantors and the Secured Parties, dated as of September 30, 2016 and that certain Subsidiary Guaranty by and among the Company and the Guarantors, dated as of September 30, 2016 will continue to apply to the October 27 Debenture in full force and effect.

3.

Exhibit C to the Agreement is hereby updated to include the vehicles included in Schedule 1 hereto.

4.

Except as set forth above, the Agreement remains in full force and effect and remains unmodified except as expressly set forth in this Addendum.

5.

All questions concerning the construction, validity, enforcement and interpretation of the this Addendum shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

6.

This Addendum may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

legend oil and gas, ltd.	Address for Notice:

By:	Fax:
Name: Title:	E-Mail Address:

With a copy to (which shall not constitute notice):

Acknowledged and agreed to:

BLACK DIAMOND ENERGY LLC

By:
Name:
Title:

BLACK DIAMOND ENERGY HOLDINGS LLC

By:
Name:
Title:

BDE TRACTOR LEASING I, LLC

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO
LOGL SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Addendum Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Lorton Finance Company

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: Heidi Bowman

Title of Authorized Signatory: President

Email Address of Authorized Signatory: heidib@hillaircapital.com

Facsimile Number of Authorized Signatory: 650-570-7984

Address for Notice to Purchaser: 345 Lorton Ave., #303, Burlingame, CA 94010

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount in Cash pursuant to Addendum: $300,000

Principal Amount pursuant to Addendum: $300,000

Aggregate Subscription Amount in Cash: $1,450,000

Principal Amount pursuant to Addendum: $1,450,000

EIN Number: 81-3968135

CLOSING STATEMENT

Pursuant to the attached Addendum to Securities Purchase Agreement, dated on or about the date hereto, the purchasers shall purchase Debentures from Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”). All funds payable to the Company will be wired into an account maintained by the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: October 27, 2016

I. PURCHASE PRICE
Gross Proceeds to be Received	$300,000

II. DISBURSEMENTS
Sher Trucking, LLC	$300,000

Total Amount Disbursed:	$300,000

WIRE INSTRUCTIONS:
Bank: Bank of America Routing Number: 026009593 Account Number: 005013043952 Beneficiary: Sher Trucking, LLC

Acknowledged and agreed to
this 27th day of October 2016

LEGEND OIL AND GAS, LTD.

By:
Name:
Title:

Schedule 1